April 25, 2024

WESTWOOD SALIENT ENHANCED MIDSTREAM INCOME ETF

Exchange: NYSE

Ticker Symbol: MDST

WESTWOOD SALIENT ENHANCED ENERGY INCOME ETF

Exchange: The Nasdaq Stock Market

Ticker Symbol: WEEI

Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information

dated March 8, 2024

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Westwood Salient Enhanced Midstream Income ETF and the Westwood Salient Enhanced Energy Income ETF (each, a “Fund” and together, the “Funds”), series of Ultimus Managers Trust, as set forth below. For more information on the Funds or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please visit the Funds’ website at www.westwoodetfs.com or call the Funds toll free at 1-800-994-0755.

The following changes are made in the Prospectus and SAI for the Funds:

Effective April 22, 2024, Ryan Dofflemeyer, Senior Portfolio Manager of Vident Asset Management, the Funds’ trading sub-adviser, no longer serves as a Portfolio Manager of the Funds. All references to Mr. Dofflemeyer with respect to the Funds are hereby removed from the Prospectus and SAI. Gregory A. Reid, Frank T. Gardner III, Parag Sanghani, Rafael Zayas and Austin Wen remain as Co-Portfolio Managers of the Funds and no changes to the Funds’ investment objectives or principal investment strategies are contemplated at this time.

Investors Should Retain this Supplement for Future Reference.